Exhibit 99

BOAA 05-5 - Price/Yield - 1CB3

Balance	$25,330,784.00	Delay	0	Index	LIBOR_1MO | 3.09	WAC(1)	5.88265 WAM(1)	359
Coupon	3.39	Dated	5/25/2005	Mult / Margin	1.0 / .30	NET(1)	5.62315 WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005	Cap / Floor	7.5 / .3

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-20.00	3.443	3.483	3.542	3.604	3.663
99-22.00	3.438	3.472	3.520	3.571	3.621
99-24.00	3.433	3.460	3.498	3.539	3.578
99-26.00	3.428	3.448	3.476	3.506	3.535
99-28.00	3.423	3.436	3.454	3.474	3.493
99-30.00	3.418	3.424	3.432	3.441	3.450
100-00.00	3.413	3.412	3.411	3.409	3.408
100-02.00	3.408	3.400	3.389	3.377	3.365
100-04.00	3.404	3.389	3.367	3.345	3.323
100-06.00	3.399	3.377	3.346	3.312	3.280
100-08.00	3.394	3.365	3.324	3.280	3.238
100-10.00	3.389	3.353	3.302	3.248	3.196
100-12.00	3.384	3.342	3.281	3.216	3.153

Spread @ Center Price	30	30	30	30	29
WAL	18.179	6.350	3.166	2.065	1.549
Mod Durn	12.76	5.28	2.87	1.93	1.47
Principal Window	Jun05 - May34	Jun05 - Jul26	Jun05 - Nov16	Jun05 - Nov10	Jun05 - Apr09

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-5 - Price/Yield - 1CB2

Balance	$10,431,767.00	Delay	0	Index	LIBOR_1MO | 3.09	WAC(1)	5.88265	WAM(1)	359
Coupon	10.26941	Dated	5/25/2005	Mult / Margin	-0.139860138	NET(1)	5.62315	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005	Cap / Floor	18.08529355 / 0

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
102-18.00	10.142	9.836	9.436	9.005	8.584
102-20.00	10.134	9.821	9.411	8.970	8.539
102-22.00	10.126	9.805	9.386	8.935	8.494
102-24.00	10.118	9.790	9.361	8.900	8.449
102-26.00	10.110	9.774	9.336	8.865	8.404
102-28.00	10.101	9.759	9.312	8.831	8.360
102-30.00	10.093	9.744	9.287	8.796	8.315
103-00.00	10.085	9.728	9.262	8.761	8.270
103-02.00	10.077	9.713	9.237	8.726	8.226
103-04.00	10.069	9.698	9.213	8.691	8.181
103-06.00	10.061	9.683	9.188	8.657	8.137
103-08.00	10.052	9.667	9.164	8.622	8.092
103-10.00	10.044	9.652	9.139	8.588	8.048

Spread @ Center Price	580	580	551	511	477
WAL	18.179	6.350	3.166	2.065	1.549
Mod Durn	7.41	3.96	2.45	1.74	1.36
Principal Window	Jun05 - May34	Jun05 - Jul26	Jun05 - Nov16	Jun05 - Nov10	Jun05 - Apr09

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.183 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-5 - Price/Yield - 2CB1

Balance	$49,988,000.00	Delay	24	WAC(2)	6.42577	WAM(2)	359
Coupon	6	Dated	5/1/2005	NET(2)	6.16627	WALA(2)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-30.50	5.855	5.640	5.379	5.082	4.752
102-00.50	5.849	5.629	5.361	5.057	4.717
102-02.50	5.843	5.618	5.343	5.031	4.683
102-04.50	5.838	5.606	5.325	5.006	4.649
102-06.50	5.832	5.595	5.307	4.980	4.615
102-08.50	5.826	5.584	5.289	4.955	4.581
102-10.50	5.821	5.573	5.272	4.929	4.547
102-12.50	5.815	5.562	5.254	4.904	4.514
102-14.50	5.809	5.551	5.236	4.879	4.480
102-16.50	5.804	5.540	5.218	4.853	4.446
102-18.50	5.798	5.528	5.200	4.828	4.412
102-20.50	5.792	5.517	5.183	4.803	4.378
102-22.50	5.787	5.506	5.165	4.778	4.345

Spread @ Center Price	150	156	144	118	87
WAL	19.499	7.726	4.211	2.742	1.969
Mod Durn	10.70	5.45	3.41	2.39	1.79
Principal Window	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - Feb13

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.183 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-5 - Price/Yield - 3CB1

Balance	$24,157,000.00	Delay	24	WAC(3)	6.35209	WAM(3)	359
Coupon	6	Dated	5/1/2005	NET(3)	6.09259	WALA(3)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-20.50	5.883	5.697	5.470	5.214	4.929
101-22.50	5.877	5.685	5.452	5.188	4.895
101-24.50	5.872	5.674	5.434	5.163	4.861
101-26.50	5.866	5.663	5.416	5.137	4.827
101-28.50	5.860	5.651	5.398	5.112	4.793
101-30.50	5.855	5.640	5.380	5.086	4.759
102-00.50	5.849	5.629	5.362	5.061	4.725
102-02.50	5.843	5.618	5.345	5.035	4.691
102-04.50	5.837	5.607	5.327	5.010	4.657
102-06.50	5.832	5.595	5.309	4.984	4.623
102-08.50	5.826	5.584	5.291	4.959	4.589
102-10.50	5.820	5.573	5.273	4.934	4.556
102-12.50	5.815	5.562	5.255	4.908	4.522

Spread @ Center Price	153	162	153	131	105
WAL	19.469	7.728	4.219	2.753	1.980
Mod Durn	10.67	5.44	3.41	2.39	1.80
Principal Window	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - Feb13

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.183 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-5 - Price/Yield - 4CB1

Balance	$5,117,000.00	Delay	24	WAC(4)	6.62221	WAM(4)	359
Coupon	6.5	Dated	5/1/2005	NET(4)	6.36271	WALA(4)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
103-23.50	6.189	5.813	5.358	4.842	4.265
103-24.50	6.186	5.808	5.350	4.829	4.248
103-25.50	6.183	5.802	5.341	4.817	4.231
103-26.50	6.180	5.797	5.332	4.804	4.215
103-27.50	6.177	5.791	5.323	4.792	4.198
103-28.50	6.174	5.785	5.314	4.779	4.181
103-29.50	6.171	5.780	5.306	4.767	4.165
103-30.50	6.169	5.774	5.297	4.754	4.148
103-31.50	6.166	5.769	5.288	4.742	4.132
104-00.50	6.163	5.763	5.279	4.729	4.115
104-01.50	6.160	5.758	5.270	4.717	4.098
104-02.50	6.157	5.752	5.262	4.705	4.082
104-03.50	6.154	5.747	5.253	4.692	4.065

Spread @ Center Price	185	177	147	102	49
WAL	19.595	7.745	4.213	2.740	1.966
Mod Durn	10.39	5.39	3.41	2.40	1.80
Principal Window	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - May35	Jun05 - Jan13

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.183 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.